                                                                   EXHIBIT 10.38


                             STOCK GRANT AGREEMENT


         This Stock Grant Agreement (this "Agreement") is made as of the 30th day of October, 1999 by and among The Right Start, Inc., a California corporation (the "Company"), RightStart.com Inc., a Delaware corporation (the "Subsidiary") and Guidance Solutions, Inc. (the "Developer"); (the Company and the Subsidiary shall be collectively referred to herein as the "Right Start");

         WHEREAS, the Company, as of the date hereof, owns a majority of the outstanding common stock, par value $.01 per share of Subsidiary (the "Common Stock");

         WHEREAS, Developer has provided services to the Company and Subsidiary in connection with Subsidiary's electronic commerce Internet web site currently located at www.rightstart.com (the "Web Site");
           ------------------

         WHEREAS, the Board of Directors of each of the Company and Subsidiary (each a "Board") believes that an ongoing relationship between the Subsidiary and the Developer will be instrumental in increasing the value of the Subsidiary and, accordingly, that it is in the best interests of the Subsidiary and its stockholders to provide Developer with a direct interest in the success of the Subsidiary; and

         WHEREAS, in order to provide the Developer with an equity incentive in the Subsidiary, the Company, in accordance with the terms of this Agreement, has agreed to transfer to the Developer an aggregate of 288,333 shares of the Subsidiary's Common Stock (the "Shares").

         NOW THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

                                   SECTION 1

                       Authorization and Grant of Stock
                       --------------------------------

     .1  Authorization of Restricted Stock. The Company has authorized the
         ---------------------------------
transfer to the Developer of 288,333 shares of the Subsidiary's Common Stock held by the Company, on the terms set forth herein.

     .2  Grant of the Shares; Consideration. The Company hereby grants to the
         ----------------------------------
Developer the Shares, 171,000 of which shall be granted on the date hereof to Developer for services previously rendered by Developer in connection with the performance of that certain Services Agreement dated as of February 15, 1999, between the Company and Developer, and 117,333 shares of which shall be granted on the date hereof to Developer as an incentive to continue to provide partnering and development services to the Right Start.

     .3  Stock Issuance. On the date hereof, the Company shall issue the Shares
         --------------
to Developer. Upon issuance, Developer shall be entitled to exercise all rights as a Common Stock holder of Subsidiary without limitation.

                                   SECTION 2

                        Representations and Warranties
                        ------------------------------

     .1   Representations and Warranties of the Company and Subsidiary.
          ------------------------------------------------------------

          .1  Organization; Good Standing; Qualification. The Company and the
              ------------------------------------------
Subsidiary are corporations duly organized, validly existing, and in good standing under the laws of their states of incorporation, have all requisite corporate power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement, and the Company has all requisite corporate power and authority to transfer the Shares.

          .2  Authorization.  All corporate action on the part of the Company
              -------------
and the Subsidiary, and their respective officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company and Subsidiary hereunder, and the transfer and delivery of the Shares being granted hereunder, has been taken and this Agreement, when executed and delivered, will constitute the valid and legally binding obligations of the Company and the Subsidiary, each enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) as to rights to indemnity and contribution that may be limited by applicable laws.

          .3  Valid  Transfer of Common  Stock.
              -------------------------------

              (a) The Company is the sole legal and the beneficial owner of the Shares to be granted to Developer hereunder and is conveying to the Developer such Shares, free and clear of any liens, claims, interests, charges and encumbrances.

              (b) The Company has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, the Shares to be transferred by it hereunder, nor entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such Shares.

          .4  Capitalization and Voting Rights. As of the date hereof, the
              --------------------------------
authorized capital of the Subsidiary consists of:

              (a) Preferred Stock. 5,000,000 shares of blank check Preferred Stock, par value $.01, of which 3,333,333 shares have been designated as Series A Convertible Preferred Stock; no shares of Preferred Stock are issued and outstanding.

              (b) Common Stock. 20,000,000 shares of common stock, par value $.01, of which 9,100,000 shares are issued and outstanding.

                                   SECTION 3

          Transferability; Registration Rights; Financial Information
          -----------------------------------------------------------

          .1  Transferability of Common Stock. The Shares may be transferred by
              -------------------------------
Developer in compliance with applicable state and federal securities laws, provided each person or entity to whom all or a portion of such Common Stock is transferred agrees to be bound by this Section 3.1. Each certificate representing any shares of Common Stock constituting all or a portion of the Shares (unless Subsidiary shall have received an opinion from counsel at Developer's expense (which counsel may be counsel to the Subsidiary) reasonably acceptable to the Subsidiary to the effect that such securities may lawfully be disposed of without registration, qualification or legend) shall be imprinted with the following legend (a "'33 Act Legend"):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          .2  Registration  Rights.  The Subsidiary shall also grant to
              --------------------
Developer registration rights with respect to the Shares. Such registration rights to be granted to Developer shall consist of one demand registration and unlimited piggyback registrations for the Shares held by Developer at the time of registration, all of which registration rights may be exercised only after the Subsidiary's initial public offering. Such registration rights shall be subject to customary terms regarding cut-backs, allocation among shareholders and indemnification.

          .3  Securities Laws; Investor Representations; Legends.
              --------------------------------------------------

                   .1  No Issuance in Violation of Securities  Laws;  Legends.
                       ------------------------------------------------------
Notwithstanding the foregoing, the Shares shall not be delivered to Developer if such delivery would constitute a violation of any applicable Federal or state securities or other laws or regulations. As a condition to the delivery of the Shares to Developer, the Company may require Developer to make certain representations and warranties that may be required by applicable law or regulation, and, specifically, may require Developer to provide evidence satisfactory to the Company that the Shares are being acquired only for investment purposes and without any present intention to sell or distribute such shares in violation of any federal or state securities or other laws or regulations.

                   .2  Investor Representations and Warranties. In connection
                       ---------------------------------------
with the grant of the Shares, the Developer represents and warrants to the Company that:

                       4.5.2.1 the Shares to be acquired by the Developer pursuant to this Agreement will be acquired for the Developer's own accounts and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                       4.5.2.2 the Developer is familiar with the term "accredited investor" as defined in Rule 501 under the Securities Act and the Developer is an "accredited investor" within the meaning of such term in Rule 501 under the Securities Act;

                       4.5.2.3 the Developer is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Common Stock;

                       4.5.2.4 the Developer is able to bear the economic risk of its investment in the Common Stock constituting the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

                       4.5.2.5 is Agreement constitutes the legal, valid and binding obligation of the Developer, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Developer does not and will not conflict with or violate any law, regulation, judgment, order or decree to which Developer is subject which would have a material adverse effect on Developer; and

                       4.5.2.6 the Developer is not an "investment company" or a person directly or indirectly controlled by or acting on behalf of a "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                   .3  Financial Information. Unless notified by Developer to
                       ---------------------
the contrary, the Subsidiary shall provide to Developer (so long as Subsidiary is not a reporting company under the Securities Exchange Act of 1934, as amended) audited annual financial information and unaudited quarterly financial information (each including a balance sheet as of such period end date, and statements of cash-flows and statements of operations of Subsidiary for such period).

                   .4  California Corporate Securities Law. The grant of the
                       -----------------------------------
securities which are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful, unless an exemption from such qualification is available. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, or such exemption being available.

                                   SECTION 4

                                 Miscellaneous
                                 -------------

          .1  Governing Law. This Agreement shall be governed in all respects by
              -------------
the laws of the State of California.

          .2  Successors and Assigns. Except as otherwise provided herein, the
              ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Developer to receive the Shares shall not be assignable other than to an affiliate of Developer without the prior written consent of the Company.

          .3  Entire Agreement; Amendment. This Agreement and the other
              ---------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          .4  Notices, etc. All notices and other communications required or
              ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Developer, to 4134 Del Rey Avenue, Marina del Rey, California 90292; attention: Gary Burison, Chief Financial Officer (or to such other address as Developer shall have furnished to the Company in writing), or
(b) if to the Company or Subsidiary, to 5388 Sterling Center Drive, Unit C, Westlake Village, California 91361; attention: President (or to such other address as the Company or Subsidiary shall have furnished to the Developer). Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

          .5  Counterparts. This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the foregoing Agreement is hereby executed as of the date first above written.

COMPANY:                       THE RIGHT START, INC.
-------


                               By: /s/ Jerry R. Welch
                                  ------------------------------------
                                  Name:   Jerry R. Welch
                                  Title:  President and Chief Executive Officer

SUBSIDIARY:                    RIGHTSTART.COM INC.
----------

                               By: /s/ Jerry R. Welch
                                  ------------------------------------
                                  Name:   Jerry R. Welch
                                  Title:  President and Chief Executive Officer



DEVELOPER:                    GUIDANCE SOLUTIONS, INC.
---------

                               By:  /s/ Gary Burnison
                                  ------------------------------------
                                  Name:   Gary Burnison
                                  Title:  Chief Financial Officer